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                                                                   EXHIBIT 10.72

                          AGRICULTURAL LOAN AGREEMENT


Borrower:  CITADEL AGRICULTURAL PARTNERS N0. 1
           a California general partnership

Lender:    CITADEL HOLDING CORPORATION,
           a Delaware corporation


THIS AGRICULTURAL LOAN AGREEMENT between CITADEL AGRICULTURAL PARTNERS N0. 1, a California general partnership ("Borrower"), and CITADEL HOLDING CORPORATION, a Delaware corporation ("Lender"), is made and executed on the following terms and conditions. Borrower has applied to Lender for an agricultural loan as described below. Such loan and any future loans and financial accommodations from Lender to Borrower are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that:
(a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM.  This Agreement shall be effective as of DECEMBER 29, 1997, and shall
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continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS.  The following words shall have the following meanings when used in
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this Agreement.  Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the California Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Agricultural Loan Agreement, as this Agricultural Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Agricultural Loan Agreement from time to time.

     BORROWER. The word "Borrower" means CITADEL AGRICULTURAL PARTNERS N0. 3, a California general partnership. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

     BUDGET. The word "Budget" means Borrower's expense and income forecast operating budgets for the Current Crop Year which Lender may require that Borrower submit to Lender for review and approval in connection with Borrower's request for a Loan as described herein from Lender.

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

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     CURRENT CROP YEAR.  The words "Current Crop Year" mean the current crop production year.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means CITADEL HOLDING CORPORATION, a Delaware corporation, its successors and assigns.

     LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation the loan described below in the Section titled "The Loan."

     NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor, including without limitation the Note described below in the Section titled "The Loan."

     PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

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     SECURITY AGREEMENT.  The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

APPLICATION FOR AND PURPOSE OF THE LOAN.  Borrower has applied to Lender and now
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renews Borrower's application for a Loan in the aggregate principal amount of
ONE MILLION TWO HUNDRED THOUSAND & 00/100 DOLLARS ($1,200,000) for the following purposes:

     FARM PRODUCTION LOAN. A farm production loan for the purpose of financing Borrower's farm production costs for the Current Crop Year.

RESTRICTION ON DRAWS.  Borrower acknowledges that Lender has agreed to extend a
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line of credit with a maximum draw down of One Million Two Hundred Thousand
Dollars ($1,200,00) ("Credit Line Limit") in the aggregate to Borrower and two other separate entities, Citadel Agricultural Partners No. 2 and Citadel Agricultural Partners No. 3, and that the amounts disbursed to Borrower are subject to the Credit Line Limit. Accordingly, the amount that Borrower may draw shall at all times be limited by the amount of the Credit Line Limit then outstanding, and Lender does not guarantee that Borrower will be able to draw down any particular minimum amount under this Loan.

THE LOAN.  The following terms and conditions apply to the Loan:
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     THE LOAN COMMITMENT.  On and after December 30, 1997 or such earlier date as Lender and Borrower may agree, Lender will lend to Borrower the Loan Amount which will be used for financing Borrower's farm production costs for the Current Crop Year and which Lender will loan to Borrower from time to time, but only in accordance with the terms hereof and the Related Documents.

     THE LOAN DOCUMENTS. The Loan will be evidenced by a promissory note in the form of an exhibit attached to and made a part of this Agreement, or if no exhibit is attached hereto, then in form and substance satisfactory to Lender (the "Note"), together with such Related Documents as Lender may require for the Loan, all in form and substance satisfactory to Lender.

     LOAN DISBURSEMENTS. Loan disbursements will be made at times and in amounts as provided in a draw down request provided by Borrower and acceptable to Lender upon Borrower's completing and delivering to Lender for each disbursement a disbursement request on Lender's form. Lender in its sole discretion and upon Borrower's request may make loan disbursements at times and in amounts and for purposes different than such schedule. In no event, however, will Lender be required to make any Loan disbursements after July 1, 1998 (the "Expiration Date").

     DISBURSEMENTS OF PROCEEDS. Any Loan disbursement made under this Agreement shall be conclusively presumed to have been made to and for the benefit of Borrower whenever the proceeds of such disbursement are either (a) disbursed in accordance with the terms of this Agreement, (b) disbursed in accordance with instructions from Borrower or any of Borrower's authorized employees or agents, or (c) deposited into any demand, savings, or other account maintained by Borrower with Lender.

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     EXPIRATION DATE.  Unless earlier terminated in accordance with the terms of this Agreement, Lender's commitment to make disbursements to Borrower under this Agreement shall automatically expire on the "Expiration Date" and Lender shall be under no further obligation to disbursement any Loan funds thereafter.

     NO RENEWAL OR FUTURE LOAN OBLIGATION. Lender has not committed, and is not committing at this time, to finance Borrower's next year's farm loan requirements. Any such future loan or loans may be made solely at the option of Lender and on such terms and conditions as Lender may then require. Borrower understands that no prior course of dealing, no usage of trade, no oral statements or comments by Lender or it's employees or other agents will be deemed to be a commitment by Lender to lend money to Borrower or to any other person, unless the same is reduced to writing and signed by an authorized representative of Lender.

SALE OF COLLATERAL AND APPLICATION OF PROCEEDS.  The following terms and
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conditions relate to any Collateral for the Loan and the application of proceeds of Collateral:

     SALE OF COLLATERAL. Borrower may sell or otherwise dispose of Collateral only if (a) the proceeds of the sale are listed as income on the Budget,
     (b) Borrower delivers the proceeds to Lender, and (c) Borrower complies with the other terms of this Agreement. If either the proceeds of the Collateral are not listed as an income item in the Budget or Borrower wants to use proceeds for other than delivery to Lender, Borrower may not sell the Collateral without Lender's prior written consent.

     BUYERS, CONSIGNEES, AND OTHER TRANSFEREES. The following provisions relate to any sale, consignment or transfer of crops, or other farm products included as all or a part of the Collateral:

          (a) To induce Lender to extend the Loan, Borrower represents and warrants to Lender that it will sell, consign or transfer the Collateral only to those persons whose names and addresses have been set forth on sales schedules delivered to Lender. Each schedule shall be in such form as Lender may require, including identification of each type of Collateral. Borrower also shall notify Lender of the name and address of each additional person to whom or through whom the Collateral may be sold, consigned or transferred. All such schedules and notifications shall be in writing and shall be delivered to Lender not less than seven (7) days prior to any such sale, consignment or transfer of the Collateral.

          (b) Borrower acknowledges that if the Collateral is sold, consigned, or transferred to any person not listed on a schedule delivered to Lender as provided above, and if Lender has not received an accounting (including the proceeds) of such sale, consignment or transfer within ten (10) days of the sale, consignment or transfer, then UNDER FEDERAL LAW, GRANTOR SHALL BE SUBJECT TO A FINE WHICH IS THE GREATER OF $5,000 OR 15% OF THE VALUE OR BENEFIT RECEIVED FROM THE SALE, CONSIGNMENT OF TRANSFER TO AN UNLISTED BUYER, CONSIGNEE OR TRANSFEREE.

     DELIVERY OF PROCEEDS AND PAYMENTS. Borrower will immediately deliver or otherwise make available to Lender all proceeds of any sale, consignment or other transfer of the Collateral and in a form jointly payable to Borrower and Lender. All chattel paper, contracts, warehouse receipts, documents of title, or other evidences of ownership or obligations, whether issued by a co-op, grain elevator, or other warehouse or marketing entity, and all accounts receivable and other non-cash proceeds shall be endorsed, assigned and delivered immediately to Lender as security for the Loan. All the proceeds of any such disposition of the Collateral, when and if received by Lender, may at Lender's option be applied to the Loan. In addition, Lender may at any time collect the proceeds of any or all such accounts or other non-cash proceeds of any sale without notice to Borrower.

     APPLICATION OF PROCEEDS AND PAYMENTS. Lender, in its sole discretion, may apply proceeds and payments of Collateral and any other payments Borrower may make on the Loan to either (a) accrued unpaid

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     interest owing on the Note, (b) outstanding principal on the Note, or (c)
     any other amounts owing by Borrower to Lender in connection with the Loan.

CONDITIONS PRECEDENT TO EACH DISBURSEMENT.  Lender's obligation to make the
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initial Loan disbursement  and each subsequent Loan disbursement  under this
Agreement shall be subject to the fulfillment to Lenders satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan, unless Lender waives the requirement therefor: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; (e) effective Financing Statements as required by any applicable state central filing system giving notice of Lender's security interests to prospective purchasers of Borrower's farm products; (f) if requested by Lender, a subordination agreement in form acceptable to Lender from the holder of any senior encumbrance; and (g) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guaranties described below.

     BUDGET AND SCHEDULE OF ESTIMATED DISBURSEMENTS. Lender shall have approved the Budget, if required by Lender, and a schedule of the estimated amount and time of each Loan disbursements.

     BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender such authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

     PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses that are then due and payable as specified in this Agreement or any Related Document.

     REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     NO EVENT OF DEFAULT. There shall not exist at the time of any disbursement a condition that would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to Lender, as
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of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     ORGANIZATION. Borrower is a general partnership which is duly organized, validly existing, and in good standing under the laws of the State of California and is a validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower, do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its partnership agreement or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial

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     statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any Security Agreement or Financing Statements relating to such properties.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste,' "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties.
     (b) Except as disclosed in writing to Lender, Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above.
     Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnify or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive any termination of this Agreement.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

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     BINDING EFFECT.  This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief Executive Office, if Borrower has more than one place of business, is located at 24780 East South Avenue, Orange Cove, California 93648. Unless Borrower has designated otherwise in writing this location is also the office where Borrower keeps its records concerning the Collateral.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the
     above representations and warranties in extending Loan disbursements   to
     Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

     REPAYMENT. Repay the Note in accordance with its terms and the terms of this Agreement.

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis ("GAAP"), and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

     INSURANCE. Maintain fire and other risk insurance, hail, federal crop insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender including stipulations that coverages will not expire or be canceled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower shall provide Lender with such loss payable or other endorsements as Lender may require.

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     INSURANCE REPORTS.  Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitations the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy.

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for the following specific purposes: Crop production.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; and conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, businesses and operations.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; and shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in

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

     connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS.  Borrower covenants and agrees with Lender that while this
------------------
Agreement is in effect, Borrower shall now, without the prior written consent of
Lender:

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases; (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets; or (c) sell with recourse any of Borrower's accounts, except to Lender.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged;
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business; or (c) make any distributions to any of its partners, provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from any such distributions, Borrower may pay cash distributions to its partners from time to time in amounts necessary to enable the partners to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as partners in Borrower.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets; (b) purchase, create or acquire any interest in any other enterprise or entity; or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

     OTHER BORROWINGS. Borrow from any person or entity other than Lender, whether such borrowing is secured or unsecured.

CESSATION OF DISBURSEMENTS.  Lender shall have no obligation to make Loan
--------------------------
disbursements   or to disburse Loan proceeds under this Agreement or under any other agreement if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

EVENTS OF DEFAULT.  Each of the following shall constitute an Event of Default
-----------------
under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the ownership of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT.  If any Event of Default shall occur, except
-----------------------------
where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan disbursements or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS.  The following miscellaneous provisions are a part of
------------------------
this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender In the State of California. If there is a lawsuit Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, the State of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     FURTHER ASSURANCES. From and after the date of this Agreement, Lender and Borrower shall do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to carry out the purpose of this Agreement in accordance with its terms.

     JURY TRIAL WAIVER. In the event that any controversy or claim between or among the parties arising from or relating to this Agreement, the Related Documents, the Loan, or any Indebtedness shall become the subject of a judicial action, each party hereby waives its respective right to trial by jury of the controversy or claim.

     MULTIPLE PARTIES. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below on behalf of Borrower (except in the capacity as an officer of a corporation) is responsible for all obligations of Borrower under this Agreement.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or the Related Documents or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement or the Related Documents, and Borrower will also pay Lender all costs or expenses associated therewith. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current addresses.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing, however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

     SUCCESSORS AND ASSIGNS. All covenants and agreements herein contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender, of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     LIMITATIONS AND TIME. Borrower's right to plead the statute of limitations as a defense to any and all of the obligations contained herein or secured hereby is waived to the full extent permitted by law. Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence hereof.


     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.


BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGRICULTURAL LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF DECEMBER 29, 1997.

BORROWER:                                 LENDER:

CITADEL AGRICULTURAL PARTNERS N0. 1,      CITADEL HOLDING CORPORATION,
a California general partnership          a Delaware corporation

By:  CITADEL AGRICULTURE, INC.,
a California corporation, General
 Partner                                  By:
                                               ______________________________
                                               Steve Wesson, Title: President

By:  /s/ S. Craig Tompkins
    ________________________________
    S. Craig Tompkins,  President